UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

HERITAGE PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8801 South Yale Avenue, Suite 310
Tulsa, Oklahoma     74137
(Address of principal executive offices)     (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Letter From Ernst & Young LLP

Item 4. Changes in Registrant’s Certifying Accountant.

On January 20, 2004, Heritage Propane Partners, L.P. (the “Registrant”) completed through a series of transactions its previously announced combination with La Grange Energy, L.P., whose midstream natural gas business operations are conducted through La Grange Acquisition, L.P. and its subsidiaries under the name Energy Transfer Company. As part of those transactions, La Grange Energy acquired all of the interests of the Registrant’s general partner, U.S. Propane, L.P., and the Registrant acquired the business operations of Energy Transfer Company. In accordance with the provisions of Statement of Financial Accounting Standard No. 141, the combination is accounted for as a reverse acquisition, with Energy Transfer Company as the accounting acquiror and the Registrant as the surviving legal entity.

At the date of the combination, Ernst & Young LLP was the independent auditor for Energy Transfer Company, and Grant Thornton LLP was the independent auditor for the Registrant. On February 3, 2004, the Registrant’s Audit Committee dismissed Ernst & Young LLP and appointed Grant Thornton LLP to serve as the Registrant’s independent auditors for the current fiscal year ending August 31, 2004.

Energy Transfer Company was formed on October 1, 2002, and Ernst & Young LLP rendered an audit opinion for the eleven month period since inception to August 31, 2003. Ernst & Young LLP’s report on Energy Transfer Company’s combined financial statements for the eleven months ended August 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. Since Energy Transfer Company’s inception and through the date of this report, there were: (i) no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the combined financial statements for such period; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Ernst & Young LLP with a copy of the foregoing disclosure. Attached as Exhibit 16 is a copy of Ernst & Young LLP’s letter, dated February 4, 2004, stating its agreement with such statements.

Both Ernst & Young LLP and Grant Thornton LLP were engaged in discussions with respect to the preparation of the pro forma financial statements that were required in connection with the series of transactions described above.

Other than the above described discussions, since Energy Transfer Company’s inception and through the date of this report, Energy Transfer Company did not consult with Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Energy Transfer Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

2

Item 7. Financial Statements and Exhibits.

      (c)      Exhibits. The following exhibits are filed with this report:

Exhibit 16	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 4, 2004.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE PROPANE PARTNERS, L.P.

	By:	U.S. Propane, L.P., General Partner
	By:	U.S. Propane, L.L.C., General Partner

Date: February 4, 2004	By:	/s/ RAY C. DAVIS

Ray C. Davis Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ KELCY L. WARREN

Kelcy L. Warren Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant